Exhibit 10.4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. Contract ID Code	Page 1 of 5
Firm-Fixed-Price

2. Amendment/Modification No.			3. Effective Date	4. Requisition/Purchase Req. No.		5. Project No. (If applicable)

P00017			2010 May 04	SEE SCHEDULE

6. Issued By		Code	W56HZV	7. Administered By (If other than Item 6)		Code	S1103A

U.S. ARMY CONTRACTING COMMAND CCTA-ADED REBECCA TABOR (586) 282-6290				DCMA ATLANTA 2300 LAKE PARK DRIVE, SUITE 300 SMYRNA, GA 30080
WARREN, MICHIGAN 48397-5000
HTTP://CONTRACTING.TACOM.ARMY.MIL
WEAPON SYSTEM: WPN SYS: UR
EMAIL: REBECCA.TABOR@US.ARMY.MIL				SCD A PAS NONE ADP PT HQ0338

8. Name And Address Of Contractor (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, (INC) 9801 HIGHWAY 78 LADSON, SC 29456-3802					☐	9A. Amendment Of Solicitation No.
					☐	9B. Dated (See Item 11)
					☒	10A. Modification Of Contract/ Order No. W56HZV-08-C-0028
TYPE BUSINESS: Large Business Performing in U.S.
Code: 1EFH8			Facility Code		☐	10B. Dated (See Item 13)
2007NOV02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

☐ is extended. ☐ is not extended.

Offers must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning                    copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AD NET INCREASE: $4,972,523.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
KIND MOD CODE: 6			It Modifies The Contract/Order No. As Described In Item 14.

☐	A.	This Change Order Is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

☐	B.

The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation date, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐	C.	This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒	D.	Other (Specify type of modification and authority) Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)				16A. Name And Title Of Contracting Officer (Type or print)
Otis Byrd, Vice President of Contracts				VICTOR J. VAUGHN
VICTOR.VAUGHN@US.ARMY.MIL (586)574-8283

15B. Contractor/Offeror			15C. Date Signed	16B. United States Of America		16C. Date Signed

/s/ Otis Byrd			5/4/2010	By	/s/ Victor Vaughn	2010 May 04
(Signature of person authorized to sign)					(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105-02	STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITIONS UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN W56HZV-08-C-0028	MOD/AMD P00017
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

SECTION A - SUPPLEMENTAL INFORMATION

1. The purpose of this Modification P00017 to Contract W56HZV-08-C-0028 is to incorporate the following into this contract:

SECTION B:

Exercise Option CLIN 3100AA, [***] each Buffalo A2 Vehicles,

NTE: $[***], Undefinitized: $[***].

SECTION I:

Change Clause 52.216-24, Limitation of Government Liability accordingly.

Change Clause 252.217-7027, Contract Definitization, definitization schedule has been extended.

2. Modification P00016 is corrected to read: “Add CLINs 3100AL and 3100AM.

3. As a result of this modification, the total dollar amount of the contract is increased by $4,972,523.00 from $133,026,853.59 to $137,999,376.59. The Not to Exceed amount of this contract is increased by $62,416,440.00 from $159,623,239.00 to $222,039,679.00.

4. The FAR Clause 52.216-24, Limitation of Liability and DFAR Clause 252.217-7027, Contract Definitization, applies to CLINs 1200AA, 1200AG, 1200AH, 1201AA, 1202AA, 2100AA, 2101AA, 2101AB, 2101AC, 3100AA, 310AL and 3100AM only.

5. All other contract terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0020 ***

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN W56HZV-08-C-0028	MOD/AMD P00017
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

3100	NSN: 2320-01-567-4930 SECURITY CLASS: Unclassified

3100AA	THIRD ORDERING PERIOD						[***]	EA	$ UNDEFINITIZED	$	[***]
									NOT TO EXCEED	$	[***]

	NOUN: MPCV 60 BUFFALO A2
	PRON: P196M0582T PRON AMD: 04 ACRN: AD
	AMS CD: 51108360009

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin		ACCEPTANCE: Origin

	Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV9209G800	Y00000	M		1

	DEL REL CD		QUANTITY			DEL DATE
	001		7			31-OCT-2010
	002		7			30-NOV-2010
	003		7			31-DEC-2010
	004		7			31-JAN-2011
	005		7			28-FEB-2011
	006		7			31-MAR-2011
	007		7			30-APR-2011
	008		7			31-MAY-2011
	009		4			30-JUN-2011

	FOB POINT: Destination

	SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN W56HZV-08-C-0028	MOD/AMD P00017
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS/CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
3100AA	P196M0582T 51108360009 P19P50091CMBS	AD	1 9ZCMB5	$0.00	$	[***]	$	[***]

				NET CHANGE	$	[***]

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION		ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AD	21 92035000091C1C09P51108331E1	S20113	W56HZV	$	[***]

				NET CHANGE	$	[***]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$133,026,853.59	$4,972,523.00	$137,999,376.59

LINE ITEM	ACRN	EDI ACCOUNTING CLASSIFICATION
3100AA	AD	21 091120350000 S20113	91C1C095110836000931E1	9ZCMB5S20113	W56HZV

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN W56HZV-08-C-0028	MOD/AMD P00017
Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, (INC)

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date

I-1	CHANGED	52.216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984

(a) In performing this undefinitized contract action, the Contractor is not authorized to make expenditures or incur obligations exceeding $137,999,376.59 dollars.

(b) The maximum amount for which the Government shall be liable for this undefinitized contract action is terminated is $222,039,679.00 dollars.

(End of Clause)

I-2	CHANGED	252.217-7027	CONTRACT DEFINITIZATION	OCT/1998

(a) A Firm Fixed price contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract action is as follows:

Buffalo A2:
Target Date for Definitization	31 August 2010
Beginning of Negotiation	01 June 2010
Completion of Negotiation	31 July 2010

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officers determination of price or fee, the contract shall be governed by

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officers determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated Firm Fixed price in no event to exceed $222,039,679.00 for the basic quantities.

(End of clause)